

South Texas Oil Company

Management Presentation

Houston Energy Financial Forum
November 18 – 20, 2008

South Texas Oil Company

Michael J. Pawelek
Chairman & CEO

Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding planned capital expenditures (including the amount and nature thereof), estimates of future production, the number of wells we anticipate drilling in 2008 and beyond, availability and costs of drilling rigs and other oil field services, the number and nature of potential drilling locations, our growth strategies, anticipated trends in our business, our future results of operations, estimates regarding future net revenues from oil and natural gas reserves and the present value thereof, estimates, plans and projections relating to acquired properties, quality and nature of our asset base, our ability to successfully and economically explore for and develop oil and gas resources, market conditions in the oil and gas industry, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, models, strategies, assumptions or statements about future events or performance often, but not always, using such words as "expects," "anticipates," "plans," "estimates," "seeks," "believes," "hopes," "predicts," "envisions," "intends," "potential," "possible," "probable," "opportunities," "confident," or stating that certain actions "may," "will," "should," or "could," be taken, occur or be achieved ("forward looking qualifiers"). Statements concerning oil and gas reserves also may be deemed to be forward-looking statements in that they reflect estimates based on certain assumptions that the resources involved can be economically exploited and other assumptions.

All forward-looking statements contained in this communication (whether or not accompanied by a forward looking qualifier) are based on current expectations, plans, estimates and projections that involve a number of risks and certainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration, development projects or capital expenditures; and health, safety and environmental risks); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; risks related to our hedging program; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; loss of services of our management team; inability to replace oil and gas reserves; shortage of drilling equipment, oil field personnel and services; and unavailability of gathering systems, pipelines and processing facilities. All forward-looking statements contained in this communication (whether or not accompanied by a forward looking qualifier) are based on the estimates, opinions and beliefs of our management at the time the statements are made and should be considered approximations unless specifically indicated otherwise. We assume no obligation to update forward-looking statements should circumstances or our management's estimates or opinions change. Unless the context otherwise indicates, when we refer to "South Texas," the "Company," "us," "we," "our," " STXX" or "ours" in this presentation, we are describing South Texas Oil Company, together with its subsidiaries.

The SEC generally permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. In this presentation, South Texas uses the term "resource potential" which could be equated with "probable" and "possible" reserves. SEC guidelines prohibit probable and possible reserves from being included in filings with the SEC. Probable reserves are unproved reserves which are more likely than not to be recoverable. Possible reserves are unproved reserves which are less likely to be recoverable than probable reserves. Resource potential includes both types of reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by their nature much more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, our production forecasts and expectations for future periods are dependant upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling costs increases.

South Texas Oil Company

Company Overview

San Antonio-based South Texas Oil Company (Nasdaq: STXX) is an independent energy company engaged in the acquisition, production, exploration and development of crude oil and natural gas. Our core operating areas include South Texas, the Gulf Coast and the Rocky Mountains.

South Texas Oil controls a large inventory of lower-risk developmental / exploitation locations and higher-risk, high-reward exploration prospects. The Company leverages its geological and geophysical strengths by acquiring high-quality, operated properties and further enhances an asset's value through field-level cost reduction. It continually evaluates producing property acquisition opportunities complementary to its core operating areas.

South Texas Oil Company

Company Profile

Nasdaq Ticker:	STXX
Shares Outstanding:	16.7 MM
52 wk H/L:	$10.84 / $0.67
Average Daily Vol:	26,000
Current Net Production:	275 BOEPD
Producing Well Bores	124
Oil / Gas Mix	73% / 27%
Acreage Gross / Net:	52,637 / 30,408
Core Areas:	South Texas
	Matagorda Bay
	DJ Basin
Fiscal Year:	December 31
Headquarters:	San Antonio, TX



TEXAS
Dallas
Waco
Austin
Bastrop
San Antonio
Houston
Uvalde
Corpus Christi
Luling Fault Zone
Somerset Field
Olmos Field
Bastrop Acreage
Giddings Acreage
Kyote Field
Matagorda Bay
Big Foot Field
Olmos C Field

South Texas Oil Company

Corporate Strategy

- Develop Our Existing Properties
  - Core Areas: South Texas (Giddings, Bastrop and Big Foot Fields), Matagorda Bay and DJ Basin
  - Create reserve and production growth from over 100 identified drilling locations
  - 30,000 net acres controlled
  - Divest non-core assets

- Maximize Operational Control
  - Operate 100% of assets except DJ Basin
  - Maintain substantial working interest

- Pursue Selective Acquisitions and Joint Ventures

- Reduce Costs Through Economies of Scale and Efficient Operations

South Texas Oil Company

Recent Developments

- New Management Team June 2008
  - Begin to identify and high-grade exploitation and varied risk exploration opportunities
- Drilled Matagorda Bay Well 127-1
  - Reached TMD of 12,464 feet, cased and cemented
  - Completion procedures underway
- Raised $7 MM senior secured debt
- Rig divestitures
- Completing geological and geophysical evaluation

South Texas Oil Company

Matagorda Bay Overview

- Shallow Texas state waters in Calhoun County, drilled with a barge rig
- STXX operates, WI ranges from 20% - 40%
- Acreage leasehold 5,500 gross / 1,100 net
- Target Formations (8,500' – 11,700'):
    - Bolmex
    - Melbourne
    - Nodosaria
- 4 exploratory prospects identified from a 120 square mile 3D survey
    - Drilled well 127-1
- Exploitation of existing proved reserves
    - 150-1 sidetrack
    - 150-2 recompletion



District 3
CHAMBERS
GALVESTON
BRAZORIA
MATAGORDA
District 2
CALHOUN
ARANSAS
NUECES
KLEBERG
Gulf of Mexico
Source: Texas RRC

South Texas Oil Company

Matagorda Bay Wells

- **Well 127-1**
  - Commenced drilling in July 2008, reached TMD of 12,464 feet in August 2008
  - Successfully cased and cemented, no hurricane damage
  - Diagnostic well log analysis indicated multiple gas and condensate pay zones
  - Completion operations underway in Nodosaria-2 formation at approximately 11,700 feet
  - 1-mile gas sales line permitted
  - STXX operates with ~20.5% WI
- **Well 150-1**
  - Upon completion of 127-1 well, expect to move rig to drill the nearby 150-1 sidetrack development well
  - Recapture up-dip proved reserves in Bolmex Formation
  - STXX operates with 37.5% net WI
- **Well 150-2**
  - Evaluating the right to earn an interest in PDNP reserves
  - Scheduled to recomplete by year-end 2008
- **Well 175-1**
  - Pre-drilled unrisked 20 Bcfe potential, scheduled for 2Q09



South Texas Oil Company

Giddings Field Overview

- 47 producing wells
- Net production 212 BOEPD
- Identified 10 new laterals and re-entries to drill by YE09
- Conventional redevelopment, high IP rates with steep decline
- Projects focus on horizontal drilling from new wells and re-entries in existing wells
- Acreage Leasehold
  - 19,664 gross
  - 16,932 net
- 100% Operated, 80% WI



TEXAS
MILAM
MEXIA-TALCO FAULT SYSTEM
LULING FAULT SYSTEM
GIDDINGS FIELD
LEE
TRAVIS
Bastrop
Bastrop Acreage
Giddings Acreage
BASTROP
CALDWELL
COLORADO
South Texas Oil Company
Bastrop County, Texas
South Texas Oil Company
Field Locator Map

South Texas Oil Company

Giddings Field Geology

- Target Formations (6,500' – 11,000'):
  - Buda Limestone
  - Georgetown Limestone
  - Austin Chalk Limestone
  - Wilcox uphole potential

- Naturally fractured, carbonate



Stratigraphic Column
Era
System
Series
Group
Formation
South Texas Oil Company Fields
Mesozoic
Upper Createceous
Gulfian
Pecan Gap Limestone
Austin Chalk Limestone
Giddings Field
Bastrop Field
Eagleford Shale
Buda Limestone
Bastrop Field
Del Rio Shale
Lower Createceous
Comanche
Washita
Georgetown Limestone
Edwards Limestone
Trinity
Glen Rose
Jurassic
Cotton Valley
Sligo

South Texas Oil Company

Bastrop Overview

- Target Formations:
  - Buda Limestone
  - Austin Chalk Limestone
- Acreage Leasehold
  - 9,130 gross
  - 8,255 net
- 100% Operated
- 90% average working interest



3D Survey Outline
70 Square Miles
TEXAS
South Texas Oil Corporation
Lease Map

South Texas Oil Company

Big Foot Field Overview

- Shallow oil play located in Frio and Atascosa Counties
- Target Olmos B and Olmos D formations (3,100' – 3,600')
- 73 wells cumulatively producing 45 BOPD
- 100% working interest in 3,318 net acres
- Recently completed 2 re-fracs
- 20 additional wells identified for workovers
- Existing wells drilled on 20 acre spacing, potential downspacing



TEXAS
San Antonio
Seguin
GUADALUPE
MEDINA
Somerset Field
Olmos Field
Devine
UVALDE
WILSON
Floresville
Kyote Field
Olmos D-3 Field
Pleasanton
Pearsall
Big Foot Field
Olmos C Field
ZAVALA
KARNES
ATASCOSA
Dilley
PEARSALL CHALK
McMULLEN
South Texas Oil Company
Bastrop County, Texas
South Texas Oil Company
Olmos Production

South Texas Oil Company

DJ Basin Overview

- Located in Logan County, Northeastern Colorado
- 37.5% working interest, non-operated
- Current net production is 18 BOEPD from 4 producing wells
- Geological evaluation underway


Sedgwick
Weld
Larimer
Logan
Phillips
Morgan
Boulder
Gilpin
Adams
Denver
Arapahoe
Washington
Yuma
Denver (DJ) Basin
Source: COGCC
WY
NE
CO
DJ Basin

South Texas Oil Company

DJ Basin Leasehold

- Acreage Leasehold
  - 24,155 gross
  - 9,058 net
- Predominantly contiguous



T12N-R54W
T11N-R54W
50%
50%
25%
LEGEND
Gas Producer
Oil Producer
Plug & Abandoned
Abandoned Producer
100% WI
% WI

South Texas Oil Company

DJ Basin Geology

- Target Formations:
  - D Sandstone
  - J Sandstone


STRATIGRAPHIC COLUMN
PERIOD
GROUP
FORMATION
Log & Lithology
ENVIRONMENT
Upper Cret.
Colo.
Graneros Shale
Shale:
Dark gray to black, bentonitic, fossiliferous, carbonaceous.
Marine transgression
LOWER CRETACEOUS
Dakota Group
South Platte Fm.
"D" Sandstone
Shale:
Dark gray to black, bentonitic, fossiliferous, carbonaceous.
Marine transgression
Huntsman Shale
Shale:
Black, carbonaceous, med hard, brittle, and fissile to spintery.
"J" Sandstone
J1
J2
J3
Sandstone:
Complex shallow marine delta front with delta distributary and interdeltaic or shallow neritic sediments.
J1: Transition from delta plain system.
J2: Interdistributary marsh clays and delta front deposits.
Can have good porosity and permeability
J3: Delta distributary channel deposits and/ or near shore bar sequences.
Good porosity and permeability
Skull Ck. Shale
Shale:
Oldest of the units. Consists of black marine shale, carbonaceous and silty; generally fissile, brittle and medium in hardness.

South Texas Oil Company

Management

- Michael J. Pawelek, Chairman, President & CEO
  - 27 years of experience in the oil and gas industry
  - Previous firms: Clayton Williams, TXO, Universal Seismic, Boss Exploration, Sonterra Resources
  - Geophysicist, BS degree in Engineering from Texas A&M University

- Wayne A. Psencik, EVP Chief Operating Officer
  - 22 years of experience in oil and gas operations
  - Previous firms: Chesapeake, El Paso, Coastal Oil & Gas, Boss Exploration, Sonterra Resources
  - BS degree in Petroleum Engineering from Texas A&M University

- Sherry L. Spurlock, EVP Chief Financial Officer
  - 25 years of experience in oil and gas financial management
  - Previous firms: Brigham Exploration, United Oil & Minerals, Boss Exploration, Sonterra Resources
  - CPA, BBA degree in Accounting from Stephen F. Austin State University

- Theodore J. Wicks, EVP Corporate Development
  - 15 years of experience in energy investment banking, accounting and finance
  - Previous firms: Petro Capital Group, First Albany Capital, SMH Capital, KeyBanc, RBC Capital Markets
  - MBA in Finance, BA degree in Accounting and Finance, both from University of St. Thomas

- Robert W. Kuehner, VP Land
  - 38 years of experience in Land Management
  - Previous firms: Union Oil Co of California, Hilliard Oil & Gas, Suburban Propane, Clayton Williams, Bob Kuehner & Co
  - BBA degree, Petroleum Land Management from University of Texas, AAPL Member since 1970

South Texas Oil Company

Board of Directors

- Michael J. Pawelek, Chairman, President & CEO
  - 27 years of experience in the oil and gas industry
  - Previous firms: Clayton Williams, TXO, Universal Seismic, Boss Exploration, Sonterra Resources
  - Geophysicist, BS degree in Engineering from Texas A&M University

- Bryce W. Rhodes (nominee)
  - Former President and CEO of Whittier Energy Corp (2003-2007). Joined Whittier in 1985
  - 30 years of experience in the oil and gas industry

- Doyle A. Valdez (nominee)
  - President of Valco Resource Management Inc., an oil and gas production marketing firm since 1987
  - 26 years of experience in the oil and gas industry
  - Previous firms: United Resources, EnerPro Inc.
  - Former President of the Austin Independent School District Board of Trustees

- Stanley A. Hirschman
  - President of CPoint Associates, Inc. since 1997
  - Previous firms: Software Etc., T.J. Maxx, Gap Stores, Banana Republic
  - Member of National Association of Corporate Directors and KPMG Audit Committee Institute

- David M. Lieberman
  - 40 years of experience in financial and operations management. Extensive CFO experience. CPA
  - Previous firms: Price Waterhouse, Dalrada Financial, John Goyak & Assoc, JLS Services

Investment Highlights

- Proven Record in Creating and Implementing Development Projects
- Experienced Management Team and Technical Staff
- Diverse Asset Base
- High Level of Operating Control
- Large Inventory of Lower Risk Development Opportunities
- Significant Exploration Upside